UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2011

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

2911 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

2010 Bonus Awards

On March 4, 2011, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of NeoPhotonics Corporation (the “Company”), awarded discretionary cash bonus awards payable to certain of the Company’s “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) for performance related to the fiscal year 2010 in the amounts set forth in the table below.

Named Executive Officer	2010 Bonus Award
Timothy S. Jenks, President and Chief Executive Officer	$165,000
James D. Fay, Vice President and Chief Financial Officer	101,000
Dr. Raymond Cheung, Vice President and Chief Operating Officer	75,000
Dr. Wupen Yuen, Vice President of Product Development and Engineering	72,500
Benjamin L. Sitler, Vice President of Global Sales	71,000

2011 Target Bonus

On March 4, 2011, the Compensation Committee approved the target bonuses for the “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) in the amounts set forth in the table below.

Named Executive Officer	2011 Target Bonus(1)
Timothy S. Jenks, President and Chief Executive Officer	%	50
James D. Fay, Vice President and Chief Financial Officer		35
Dr. Raymond Cheung, Vice President and Chief Operating Officer		30
Dr. Wupen Yuen, Vice President of Product Development and Engineering		30
Benjamin L. Sitler, Vice President of Global Sales		30

(1)	Target bonus amounts are expressed as a percentage of 2011 base salary, which has not yet been determined.

The Compensation Committee structured target bonuses for the fiscal year 2011 so that payouts would be determined based in part on achievement against corporate objectives, including:

•	U.S. GAAP revenue for the fiscal year 2011;

•	Non-GAAP gross margin for the fiscal year 2011;

•	Non-GAAP net income for the fiscal year 2011;

•	Adjusted EBITDA for the fiscal year 2011; and

•	Confidential metrics related to customer satisfaction for the fiscal year ended 2011.

For target bonuses for the fiscal year 2011, the Compensation Committee established performance goals for each of the above corporate objective metrics. While these various performance goals were selected, they are merely non-binding guidelines to be used as one factor in determining the actual bonuses earned.

It is expected that, in the first quarter of 2012, the Compensation Committee will review the Company’s fiscal year 2011 corporate performance against each of the corporate goals and other aspects of corporate performance to determine any actual bonus awards for performance related to the fiscal year 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2011	NEOPHOTONICS CORPORATION

	By:	/s/ James D. Fay
James D. Fay
Vice President and Chief Financial Officer